                                                                   EXHIBIT 10.16

                 FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT

         This FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "First Amendment") made and entered into as of the ____ day of March, 2000, by and among BANK OF AMERICA, N.A., a national banking association (hereinafter referred to individually as "Bank of America" or as the "Agent"), the several banks, financial institutions and other entities identified as the Lenders in the Fourth Restated Loan Agreement (collectively, the "Lenders"), UNION PLANTERS BANK, N.A., a national banking association ("UPB"), RFS HOTEL INVESTORS, INC., a Tennessee corporation ("Investors"), and RFS PARTNERSHIP, L.P., a Tennessee limited partnership (the "Borrower").

                                    RECITALS:

         A. The Borrower is primarily engaged in the business of purchasing, developing, owning, operating, leasing, managing, financing and selling hotel properties.

         B. Investors is the sole general partner of the Borrower and Investors is qualified as a real estate investment trust with its common stock listed on the New York Stock Exchange.

         C. Boatmen's Bank of Tennessee ("BBOT") has heretofore made loans available to Investors formerly as borrower, in the maximum aggregate principal amount of $75,000,000 (hereinafter as modified and/or increased called the "Facility"), as set forth in that certain First Amended Revolving Credit and Term Loan Agreement dated as of February 20, 1996, as modified by that certain First Modification of First Amended Revolving Credit and Term Loan Agreement and of Related Documents dated as of May 19, 1996 (collectively the "BBOT Loan Agreement").

         D. BBOT has heretofore transferred undivided participation interests in the Facility (the "Participations") to SouthTrust Bank of Georgia, N.A., First Tennessee Bank National Association, and First National Bank of Commerce, New Orleans (collectively the "Participating Lenders"), pursuant to the terms of that certain First Amended Participation Agreement dated as of May 29, 1996 (the "Participation Agreement").

         E. By Amended and Restated Revolving Credit and Term Loan Agreement dated as of July 30, 1997 (the "Restated Loan Agreement"), the Borrower became the borrower and assumed the obligations of Investors, formerly as the borrower, relating to the Facility set forth in the BBOT Loan Agreement, the Participations were converted into a single direct multiple-lender line of credit, and the Facility was increased to the maximum aggregate principal amount of $175,000,000.

         F. In connection with the Restated Loan Agreement, BBOT assigned all of its right, title and interest in and to the Facility, the BBOT Loan Agreement, the Participation Agreement and the other Loan Documents (as herein defined) to NationsBank, N.A. ("NationsBank") which then, together with the Participating Lenders, terminated the Participation Agreement and assigned to the

Participating Lenders an undivided interest in and to the Facility. NationsBank also placed of record in each jurisdiction where a Mortgage was already of record an assignment, modification and assumption agreement, assigning its rights therein to the Agent as agent for the Lenders, modifying such Mortgage to reflect the increase in the Facility and extension of the Facility Termination Date, and reflecting the assumption of the Obligations by the Borrower, and including certain other matters.

         G. Contemporaneously with the termination of the Participation Agreement, NationsBank and the Participating Lenders assigned to the remaining Lenders such portions of the Commitment existing under the BBOT Loan Agreement as were necessary to properly distribute to all Lenders their proper pro rata shares of the Commitment existing under the BBOT Loan Agreement, followed contemporaneously by an increase in the Facility and Commitment as set forth in the Restated Loan Agreement and the appointment of NationsBank as the Agent for the Lenders pursuant to the terms thereof. NationsBanc Capital Markets, Inc. ("NCMI"), subsequently known as NationsBanc Montgomery Securities LLC ("NMS") and now known as Banc of America Securities LLC, ("BAS"), arranged the increase in the Facility requested by the Borrower and Investors from $75,000,000 to $175,000,000, and NCMI and NationsBank coordinated the closing of such increase.

         H. By Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of October 1, 1997, made and entered into by and among the Borrower, Investors, the Lenders party thereto and the Agent (the "Second Restated Loan Agreement"), the parties modified the Restated Loan Agreement to adjust the interest rate options therein, to add certain additional financial covenants and delete or modify certain existing financial covenants, and to include certain other modifications.

         I. By First Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement dated as of June 4, 1998, made and entered into by and among the Borrower, Investors, the Lenders party thereto and the Agent (the "First Amendment to Second Restated Loan Agreement"), the parties modified the Second Restated Loan Agreement to increase the Facility to the maximum aggregate principal amount of $190,000,000, to modify certain existing financial covenants, and to include certain other modifications, all to be effective from the date thereof through and including December 31, 1998.

         J. By Second Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement dated as of June 30, 1998, made and entered into by and among the Borrower, Investors, the Lenders party thereto and the Agent (the "Second Amendment to Second Restated Loan Agreement"; the Second Restated Loan Agreement, as modified by the First Amendment to Second Restated Loan Agreement and the Second Amendment to Second Restated Loan Agreement, being hereinafter referred to as the "Amended Second Restated Loan Agreement"), the parties modified and added certain definitions.

         K. By letter dated November 6, 1998 (the "Waiver Letter"), the Agent, on behalf of the Required Lenders, waived any defaults arising due to breaches of Section 7.18(d) of the Amended Second Restated Loan Agreement through December 31, 1998.



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


         L. By Third Amended and Restated Revolving Credit Agreement dated as of December 22, 1998, made and entered into by and among the Borrower, Investors, the Lenders party thereto and the Agent (the " Third Restated Loan Agreement"), the parties modified the Amended Second Restated Loan Agreement to decrease the Facility to the maximum aggregate principal amount of $100,000,000 in exchange for the release of certain Collateral Pool Property (as defined therein), to modify certain existing financial covenants, and to include certain other modifications.

         M. By First Amendment to Third Amended and Restated Revolving Credit Agreement dated as of June 30, 1998, made and entered into by and among the Borrower, Investors, the Lenders party thereto and the Agent (the "First Amendment to Third Restated Loan Agreement"; the Third Restated Loan Agreement, as modified by the First Amendment to Third Restated Loan Agreement, being hereinafter referred to as the "Amended Third Restated Loan Agreement"), the parties modified certain provisions.

         N. By Fourth Amended and Restated Revolving Credit Agreement dated as of January 7, 2000, made and entered into by and among the Borrower, Investors, the Lenders party thereto and the Agent (the "Fourth Restated Loan Agreement"), the parties amended and restated the Amended Third Restated Loan Agreement to increase the Facility to the aggregate principal amount of $130,000,000.00, to permit the possible future increase in the Facility to $140,000,000 and to modify certain existing financial covenants.

         O. In connection with the execution of the Fourth Restated Loan Agreement, the Agent also placed a record in each jurisdiction where a Mortgage was already of record a Modification and Extension Agreement modifying such Mortgage to (i) reflect the changes in the Facility and extension of the Facility Termination Date and (ii) to include certain other matters.

         P. The Borrower has proposed to increase the Aggregate Commitment by $10,000,000.00 as contemplated by the terms of the Fourth Restated Loan Agreement, the funding of which will be supplied by UPB such that UPB shall become an Additional Lender under the Fourth Restated Loan Agreement (as modified by the terms hereof) and, in connection with such increase in the Aggregate Commitment, the Borrower has agreed to cause one of its Affiliates to execute a negative pledge agreement in favor of the Agent with respect to certain property more particularly described herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

         1. INCREASE IN AGGREGATE COMMITMENT. Contemporaneously with its execution hereof and as a result thereof, UPB shall become a party to the Fourth Restated Loan Agreement (as modified by the terms hereof) as an Additional Lender and, in connection therewith, UPB's Commitment shall be $10,000,000.00.

         2. PERCENTAGE AND COMMITMENT FOR EACH EXISTING LENDER AND ADDITIONAL LENDER. In connection with the commitment by UPB described herein, the Percentage and Commitment for each Existing Lender has been modified. Accordingly, attached hereto as Exhibit "J" is the instrument which correctly sets forth the Percentage and Commitment for each Existing Lender, as well as the Additional Lender, which Exhibit "J" shall be substituted for and shall replace for all purposes the existing Exhibit "J" to the Fourth Restated Loan Agreement.

         3. ADDITIONAL LENDER. In connection with the commitment of UPB described herein, UPB shall be considered an "Additional Lender" for all purposes under the Fourth Restated Loan Agreement, as modified by the terms hereof.

         4. ADDITION OF PROPERTY TO NEGATIVE COLLATERAL POOL. In connection with the increase in the Facility, Ridge Lake General Partner, Inc. ("Ridge Lake"), a wholly owned subsidiary of Investors, shall execute and deliver to the Agent a Negative Pledge Agreement (in the form attached hereto as EXHIBIT "B" and made a part hereof for all purposes) with respect to the improved real property owned by Ridge Lake and known locally as the "Hotel Rex", which property is more particularly described on EXHIBIT "A" attached hereto and made a part hereof for all purposes (the "Additional Property"). Upon the execution of the Negative Pledge Agreement with respect to the Additional Property, the Additional Property shall be deemed to be a part of the Negative Collateral Pool under the Credit Agreement (as modified by the terms hereof).

         5. MODIFICATION OF EXHIBIT "H". In connection with the addition of the Additional Property to the Negative Collateral Pool, the parties hereto hereby acknowledge and agree that EXHIBIT "H" attached hereto and made a part hereof for all purposes shall be substituted for and shall replace for all purposes the existing Exhibit "H" attached to the Fourth Restated Loan Agreement.

         6. ENVIRONMENTAL INDEMNITY. In connection with the execution of the Negative Pledge Agreement by Ridge Lake, Ridge Lake shall simultaneously with the execution of this First Amendment execute and deliver to the Agent that certain Environmental Indemnity Agreement with respect to the Additional Property, a copy of which Environmental Indemnity Agreement is attached hereto as EXHIBIT "C" and made a part hereof for all purposes.

         7. GUARANTY BY RIDGE LAKE. Simultaneously with the execution of this First Amendment, Ridge Lake shall execute and deliver to the Agent that certain Guaranty Agreement (in the form attached hereto as EXHIBIT "D" and made a part hereof for all purposes) pursuant to the terms of which Ridge Lake shall guaranty all of the obligations of the Borrower under the Credit Agreement (as modified by the terms hereof). In this regard, Ridge Lake hereby acknowledges, represents and warrants that it has derived, or expects to derive, substantial benefit from the extension of credit by the Agent, the Lenders and the Additional Lender pursuant to the terms of the Fourth Restated Loan Agreement.

         8. REPRESENTATIONS AND WARRANTIES OF RIDGE LAKE. Ridge Lake, in its capacity as a guarantor and pledgor under the Negative Pledge Agreement with respect to the Additional Property, hereby makes to the Agent, the Additional Lender and the Lenders all of the representations and warranties set forth in
Article VI of the Fourth Restated Loan Agreement (as modified by the terms hereof) including, without limitation, all of the representations and warranties set forth in Section 6.24 of the Fourth Restated Loan Agreement (as modified by the terms hereof) with respect to the Additional Property and further represents and warrants to all such parties that all such representations and warranties are true, correct and complete as of the date hereof and that all of such representations and warranties will continue to be true, correct and complete at all times prior to the Facility Termination Date.

         9. CLARIFICATION OF OWNERSHIP OF ADDITIONAL PROPERTY. Since Ridge Lake (rather than the Borrower) is the record owner of the Additional Property, all of the references, statements and certifications in the Fourth Restated Loan Agreement (as modified by the terms hereof) to the effect that the Borrower is the owner of all of the Collateral Pool Properties shall be amended and modified to reflect the fact that Ridge Lake is the owner of the Additional Property and such fact, in and of itself, shall not cause the Borrower or Investors to be in violation of, or in default under, the Fourth Restated Loan Agreement (as modified by the terms hereof).

         10. MODIFICATION OF DEFINITIONS.

                  A. GUARANTOR. The term "Guarantor" as defined in the Fourth Restated Loan Agreement shall be amended and modified to mean and refer to Investors and Ridge Lake (both individually and collectively).

                  B. LENDERS. The term "Lenders" as defined in the Fourth Restated Loan Agreement shall be amended and modified to mean and refer to all of the Lenders named in the Credit Agreement and, in addition, UPB.

                  C. OPINION OF COUNSEL. Contemporaneously with the execution of this First Amendment, the Borrower shall cause to be delivered to the Lenders, the Additional Lender and the Agent an opinion of counsel to the Borrower, Investors, and Ridge Lake containing form and substance satisfactory in all respects to the Agent, the Lenders and the Additional Lender including, without limitation, opinions that this First Amendment is a valid and binding obligation of each of such parties enforceable in accordance with its terms and that the transactions contemplated by the First Amendment, including, without limitation, the execution, delivery and performance of the Guaranty Agreement and the Negative Pledge Agreement, are not usurious.

         11. APPLICABLE LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TENNESSEE AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS WITHIN TENNESSEE.

         12. BINDING AGREEMENT. This First Amendment shall be binding upon the parties hereto and their respective heirs, personal representatives, successors and permitted assigns (if any); provided, however, that the foregoing shall not be deemed or construed to confer any right, title, benefit, cause of action or remedy upon any person or entity not a party hereto, which such party would not or did not otherwise possess.

         13. SEVERABILITY. This First Amendment is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws and court decisions. If any provision of this First Amendment or the application thereof to any person or circumstance shall, for any reason or to any extent, be invalid or unenforceable, neither the remainder of this First Amendment nor the application of such provision to other persons or circumstances or other instruments referred to in this First Amendment shall be affected thereby, but rather the same shall be enforced to the greatest extent permitted by law.

         14. MODIFICATION. Neither this First Amendment nor any provision of this First Amendment may be waived, modified or amended except by an instrument in writing signed by the party against which the enforcement of such waiver, modification or amendment is sought, and then only to the extent set forth in such instrument.

         15. CONSTRUCTION. The terms, provisions and conditions of this First Amendment represent the results of negotiations between the parties hereto, each of whom has either represented itself or has been represented by counsel of its own choosing, and none of whom has acted under duress or compulsion, whether legal, economic or otherwise. Accordingly, the terms, provisions and conditions of this First Amendment shall be interpreted and construed in accordance with their usual and customary meanings, and each of the parties hereto expressly, knowingly and voluntarily, waives the application, in connection with the interpretation and construction of this First Amendment, of any rule of law or procedure to the effect that ambiguous or conflicting terms, conditions or provisions shall be interpreted or construed against the party whose attorney prepared the executed version or any prior drafts of this First Amendment.

         16. ENTIRE AGREEMENT. This First Amendment embodies and constitutes the entire understanding between the parties hereto with respect to the transactions contemplated in this First Amendment, and all prior or contemporaneous agreements, understandings, representations and statements, oral or written, are merged into this First Amendment.

         17. HEADINGS. Descriptive headings are used in this First Amendment for convenience only and shall not control, limit, amplify or otherwise modify or affect the terms and provisions of this First Amendment or the meaning or construction of the terms and provisions of this First Amendment.

         18. TIME OF ESSENCE. Time is of the essence of this First Amendment and of each covenant and agreement that is to be performed at a particular time or within a particular period of time. However, if the date or the final date of any period which is set out in any provision of this First Amendment falls on a Saturday, Sunday or legal holiday under the laws of the United States or the States of Texas or Tennessee, in such event, the date or the time of such period shall be extended to the next date which is not a Saturday, Sunday or legal holiday.

         19. MULTIPLE COUNTERPARTS. This First Amendment may be executed in a number of identical counterparts, each of which for all purposes is deemed an original, and all of which constitute collectively one First Amendment, but in making proof of this First Amendment, it shall not be necessary to produce or account for more than one such counterpart.

         20. DEFINED TERMS. Unless otherwise specifically defined herein, the defined terms used in this First Amendment shall have the same meaning as are ascribed to such terms in the Fourth Restated Loan Agreement.

         21. EFFECT OF AMENDMENT. Except as modified by the terms of this First Amendment, the Fourth Restated Loan Agreement shall remain in full force and effect and the parties hereto do hereby ratify, affirm and confirm all of their debts, duties, obligations, covenants, representations and warranties set forth therein (as modified by the terms hereof).

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                   The "Borrower"

                                   RFS PARTNERSHIP, L.P.

                                   By:  RFS Hotel Investors, Inc.
                                        Its General Partner


                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------

                                   Notice Address:

                                   850 Ridge Lake Blvd., Suite 220
                                   Memphis, Tennessee 38119
                                   Attention:      Mike Pascal
                                   Telephone:      901/767-7005
                                   Facsimile:      901/818-5260

                                         "Investors"

                                         RFS HOTEL INVESTORS, INC.,
                                         a Tennessee corporation

                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------

                                         Notice Address:

                                         850 Ridge Lake Blvd., Suite 220
                                         Memphis, Tennessee 38119
                                         Attention:        Mike Pascal
                                         Telephone:        901-767-7005
                                         Facsimile:        901-818-5260





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


                                             "Ridge Lake"

                                             RIDGE LAKE GENERAL
                                             PARTNER, INC.,
                                             a Tennessee corporation

                                             By:
                                                -------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                   ----------------------------

                                        BANK OF AMERICA, N.A.
                                        Individually and as Agent

                                        By:
                                           ------------------------------------
                                        Name:  D. BRYCE LANGEN
                                             ----------------------------------
                                        Title:    ASSISTANT VICE PRESIDENT
                                              ---------------------------------

                                        Notice Address:

                                        Bank of America, N.A.
                                        901 Main Street, 51st Floor
                                        Dallas, Texas 75202
                                        Attention:  D. Bryce Langen
                                        Telephone:        214-209-1074
                                        Facsimile:        214-209-0085

                                       SOUTHTRUST BANK, N.A.


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------

                                       Notice Address:

                                       600 W. Peachtree St., 22nd Floor
                                       Atlanta, GA 30308
                                       Attention: Robert M. Searson
                                       Telephone:        404-853-5754
                                       Facsimile:        404-853-5766

                                 FIRST TENNESSEE BANK NATIONAL
                                 ASSOCIATION

                                 By:
                                    -------------------------------------------
                                 Name:
                                      -----------------------------------------
                                 Title:
                                       ----------------------------------------


                                 Notice Address:

                                 First Tennessee Bank National Association
                                 165 Madison Avenue, 10th Floor
                                 Memphis, Tennessee   38103
                                 Attention: Robert P. Nieman
                                 Telephone:        901-523-4259
                                 Facsimile:        901-523-4235

                                    PNC BANK, NATIONAL ASSOCIATION


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                    Notice Address:

                                    249 5th  Avenue
                                    P1-POPP-19-2
                                    Pittsburgh, PA  15222
                                    Attention:        Wayne Robertson
                                    Telephone:        412-762-8452
                                    Facsimile:        412-762-6500

                                   WELLS FARGO BANK


                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------


                                   Notice Address:

                                   2859 Paces Ferry Rd.
                                   Suite 1805
                                   Atlanta, GA 30339
                                   Attention: Mark D. Imig
                                   Telephone:        770-435-3800
                                   Facsimile:        770-435-2262

                                AMSOUTH BANK

                                By:
                                   -------------------------------------------
                                Name:
                                     -----------------------------------------
                                Title:
                                      ----------------------------------------


                                Notice Address

                                1900 5th Ave. North
                                Birmingham, AL 35203
                                Attention: Lawrence Clark
                                Telephone:        205-581-7493
                                Facsimile:        205-326-4075

                                 UNION PLANTERS BANK, N.A.,
                                 a national banking association


                                 By:
                                    -------------------------------------------
                                 Name:
                                      -----------------------------------------
                                 Title:
                                       ----------------------------------------

STATE OF ___________                SS.
                                    SS.
COUNTY OF __________                SS.

         BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared __________ known to me (or proved to me on the oath of __________ or through __________ (description of identity card or other document)) to be the __________ of RFS Hotel Investors, Inc., a Tennessee corporation, General Partner of RFS PARTNERSHIP, L.P. a Tennessee limited partnership, whose name is subscribed to the foregoing instrument and acknowledged to me that he executed same for the purposes and consideration therein expressed.

         Given under my hand and seal of office this _____ day of __________, 2000.

(SEAL)                        ------------------------------------------------
                              Notary Public in and for the State of
                                                                     ---------

                              ------------------------------------------------
                              Notary Public Printed or Typed Name

My Commission Expires:

STATE OF ___________                SS.
                                    SS.
COUNTY OF __________                SS.

         BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared __________ known to me (or proved to me on the oath of __________ or through __________ (description of identity card or other document)) to be the __________ of RFS HOTEL INVESTORS, INC., a Tennessee corporation, whose name is subscribed to the foregoing instrument and acknowledged to me that he executed same for the purposes and consideration therein expressed.

         Given under my hand and seal of office this _____ day of __________, 2000.

(SEAL)                        ------------------------------------------------
                              Notary Public in and for the State of
                                                                     ---------

                              ------------------------------------------------
                              Notary Public Printed or Typed Name

My Commission Expires:

STATE OF ___________                SS.
                                    SS.
COUNTY OF __________                SS.

         BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared __________ known to me (or proved to me on the oath of __________ or through __________ (description of identity card or other document)) to be the __________ of RIDGE LAKE GENERAL PARTNER, INC., a Tennessee corporation, whose name is subscribed to the foregoing instrument and acknowledged to me that he executed same for the purposes and consideration therein expressed.

         Given under my hand and seal of office this _____ day of __________, 2000.

(SEAL)                        ------------------------------------------------
                              Notary Public in and for the State of
                                                                     ---------

                              ------------------------------------------------
                              Notary Public Printed or Typed Name

My Commission Expires:

STATE OF TEXAS                    SS.
                                  SS.
COUNTY OF DALLAS                  SS.

         BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared __________ known to me (or proved to me on the oath of __________ or through __________ (description of identity card or other document)) to be the __________ of BANK OF AMERICA, N.A., a national banking association, whose name is subscribed to the foregoing instrument and acknowledged to me that he executed same for the purposes and consideration therein expressed.

         Given under my hand and seal of office this _____ day of __________, 2000.

(SEAL)                        ------------------------------------------------
                              Notary Public in and for the State of Texas

                              ------------------------------------------------
                              Notary Public Printed or Typed Name

My Commission Expires:

STATE OF ___________                SS.
                                    SS.
COUNTY OF __________                SS.

         BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared __________ known to me (or proved to me on the oath of __________ or through __________ (description of identity card or other document)) to be the __________ of SOUTHTRUST BANK, N.A., a _____________________ whose name is subscribed to the foregoing instrument and acknowledged to me that he executed same for the purposes and consideration therein expressed.

         Given under my hand and seal of office this _____ day of __________, 2000.


(SEAL)                        ------------------------------------------------
                              Notary Public in and for the State of
                                                                     ---------

                              ------------------------------------------------
                              Notary Public Printed or Typed Name

My Commission Expires:

STATE OF ___________                SS.
                                    SS.
COUNTY OF __________                SS.

         BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared __________ known to me (or proved to me on the oath of __________ or through __________ (description of identity card or other document)) to be the __________ of FIRST TENNESSEE BANK NATIONAL ASSOCIATION whose name is subscribed to the foregoing instrument and acknowledged to me that he executed same for the purposes and consideration therein expressed.

         Given under my hand and seal of office this _____ day of __________, 2000.


(SEAL)                        ------------------------------------------------
                              Notary Public in and for the State of
                                                                     ---------

                              ------------------------------------------------
                              Notary Public Printed or Typed Name

My Commission Expires:

STATE OF ___________                SS.
                                    SS.
COUNTY OF __________                SS.

         BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared __________ known to me (or proved to me on the oath of __________ or through __________ (description of identity card or other document)) to be the __________ of PNC BANK, NATIONAL ASSOCIATION, whose name is subscribed to the foregoing instrument and acknowledged to me that he executed same for the purposes and consideration therein expressed.

         Given under my hand and seal of office this _____ day of __________, 2000.


(SEAL)                        ------------------------------------------------
                              Notary Public in and for the State of
                                                                     ---------

                              ------------------------------------------------
                              Notary Public Printed or Typed Name

My Commission Expires:

STATE OF ___________                SS.
                                    SS.
COUNTY OF __________                SS.

         BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared __________ known to me (or proved to me on the oath of __________ or through __________ (description of identity card or other document)) to be the __________ of WELLS FARGO BANK, whose name is subscribed to the foregoing instrument and acknowledged to me that he executed same for the purposes and consideration therein expressed.

         Given under my hand and seal of office this _____ day of __________, 2000.


(SEAL)                        ------------------------------------------------
                              Notary Public in and for the State of
                                                                     ---------

                              ------------------------------------------------
                              Notary Public Printed or Typed Name

My Commission Expires:

STATE OF ___________                SS.
                                    SS.
COUNTY OF __________                SS.

         BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared __________ known to me (or proved to me on the oath of __________ or through __________ (description of identity card or other document)) to be the __________ of AMSOUTH BANK, whose name is subscribed to the foregoing instrument and acknowledged to me that he executed same for the purposes and consideration therein expressed.

         Given under my hand and seal of office this _____ day of __________, 2000.


(SEAL)                        ------------------------------------------------
                              Notary Public in and for the State of
                                                                     ---------

                              ------------------------------------------------
                              Notary Public Printed or Typed Name

My Commission Expires:

STATE OF ___________                SS.
                                    SS.
COUNTY OF __________                SS.

         BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared __________ known to me (or proved to me on the oath of __________ or through __________ (description of identity card or other document)) to be the __________ of UNION PLANTERS BANK, N.A.,a national banking association, whose name is subscribed to the foregoing instrument and acknowledged to me that he executed same for the purposes and consideration therein expressed.

         Given under my hand and seal of office this _____ day of __________, 2000.


(SEAL)                        ------------------------------------------------
                              Notary Public in and for the State of
                                                                     ---------

                              ------------------------------------------------
                              Notary Public Printed or Typed Name

My Commission Expires:

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

                                   EXHIBIT "B"

                            NEGATIVE PLEDGE AGREEMENT

                                   EXHIBIT "C"

                        ENVIRONMENTAL INDEMNITY AGREEMENT

                                   EXHIBIT "D"

                               GUARANTY AGREEMENT

                                   EXHIBIT "E"

                            [INTENTIONALLY OMITTED.]

                                   EXHIBIT "F"

                            [INTENTIONALLY OMITTED.]

                                   EXHIBIT "G"

                            [INTENTIONALLY OMITTED.]

                                   EXHIBIT "H"

                            NEGATIVE COLLATERAL POOL

                                   EXHIBIT "I"

                            [INTENTIONALLY OMITTED.]

                                   EXHIBIT "J"

               PERCENTAGE AND COMMITMENT FOR EACH EXISTING LENDER